BUSINESS COMBINATIONS AND EQUITY METHOD INVESTEES - Disclosure of increase in the overall investment (Details) - Agreements For Acquisition Of Shares Of Tigapo Ltd - USD ($) $ in Thousands	Sep. 30, 2021	May 31, 2021	Feb. 04, 2021
Disclosure of detailed information about business combination [line items]
Cash for the Additional Investment Amount	$ 4,000	$ 2,100
Investment In Simple Agreement For Future Equity	300		$ 300
Obligation to provide Services to Tigapo	312
Liabilities incurred	372
Liability for overall arrangement of put option and call option	1,777
Total consideration	$ 6,761